Exhibit 99.3

Brownstein Hyatt Farber Schreck, LLP

100 North City parkway, Suite 1600
Las vegas, NV 89106

(702) 382-2101

JEFFREY S. RUGG, ESQ., Bar # 10978

jrugg@bhfs.com

MAXIMILIEN D. FETAZ, ESQ., Bar # 12737

mfetaz@bhfs.com

Brownstein Hyatt Farber Schreck, LLP

100 North City Parkway

Suite 1600

Las Vegas, Nevada 89106

Telephone: 702.382.2101

Facsimile: 702.382.8135

DEBORAH S. BIRNBACH, ESQ. (pro hac forthcoming)

dbirnbach@goodwinprocter.com

ADAM SLUTSKY, ESQ. (pro hac forthcoming)

aslutsky@goodwinprocter.com

GOODWIN PROCTER LLP

Exchange Place

Boston, MA 02109

Tel: 617.570.1000

Facsimile: 617.523.1231

Attorneys for Plaintiff Relmada Therapeutics, Inc.

UNITED STATES DISTRICT COURT

DISTRICT OF NEVADA

RELMADA THERAPEUTICS, INC., a Nevada corporation,

Plaintiff,

v.

LAIDLAW & COMPANY (UK) LTD., a foreign corporation, MATTHEW D. EITNER, an individual and citizen of New Jersey, and JAMES P. AHERN, an individual and citizen of New Jersey,

Defendants.

Case No.: PLAINTIFF’S MOTION FOR TEMPORARY RESTRAINING ORDER WITHOUT NOTICE AND PRELIMINARY INJUNCTION

Plaintiff Relmada Therapeutics, Inc. moves for the entry of a temporary restraining order without notice and preliminary injunction pending the adjudication on the merits of this case.

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///

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Brownstein Hyatt Farber Schreck, LLP

100 North City parkway, Suite 1600
Las vegas, NV 89106

(702) 382-2101

This Motion is based upon the accompanying Memorandum of Points and Authorities, the declaration of Sergio Traversa, the exhibits attached to that declaration, and any further evidence and argument this Court chooses to consider.

DATED this 9th day of December, 2015	Respectfully submitted,
BROWNSTEIN HYATT FARBER SCHRECK, LLP

	By:	/s/ Jeffrey S. Rugg
JEFFREY S. RUGG, ESQ., Bar # 10978 MAXIMILIEN D. FETAZ, ESQ., Bar # 12737 100 North City Parkway, Suite 1600 Las Vegas, Nevada 89106-4614
Attorneys for Plaintiff RELMADA THERAPEUTICS, INC.

Brownstein Hyatt Farber Schreck, LLP

100 North City parkway, Suite 1600
Las vegas, NV 89106

(702) 382-2101

TABLE OF CONTENTS

STATEMENT OF RELEVANT FACTS			2

ARGUMENT			6

A.	Relmada Is Entitled To A Temporary Restraining Order And Preliminary Injunction.		6

	1.	Relmada is Likely to Succeed on the Merits of Its Exchange Act Claim.	7

	2.	Relmada Has Suffered And Is Likely To Continue To Suffer Irreparable Harm Absent Preliminary Relief.	11

	3.	The Balance of Hardships Tips in Favor of Relmada.	12

	4.	Granting a Temporary Restraining Order and Preliminary Injunction Will Serve the Public Interest.	13

B.	The Restraining Order Should Issue Without Notice		13

C.	The Court Should Require Only Nominal Security.		14

CONCLUSION			14

Brownstein Hyatt Farber Schreck, LLP

100 North City parkway, Suite 1600
Las vegas, NV 89106

(702) 382-2101

TABLE OF AUTHORITIES

Page(s)
Cases

Allergan, Inc. v. Valeant Pharms. Int’l, Inc.,
2014 WL 5604539 (C.D. Cal. Nov. 4, 2014)	13

Calumet Indus., Inc. v. MacClure,
464 F. Supp. 19 (N.D. Ill. 1978)	8

Chevron Corp. v. Pennzoil Co.,
974 F.2d 1156 (9th Cir. 1992)	10

Clark Pac. v. Krump Constr., Inc.,
942 F. Supp. 1324 (D. Nev. 1996)	11

Desaigoudar v. Meyercord,
223 F.3d 1020 (9th Cir. 2000)	11

Dillon v. Scotten, Dillon Co.,
335 F. Supp. 566 (D. Del. 1971)	12

Edelman v. Salomon,
559 F. Supp. 1178 (D. Del. 1983)	12

EMAK Worldwide, Inc. v. Kurz,
50 A.3d 429 (Del. 2012)	11

In re Exxon Mobil Corp. Sec. Litig.,
500 F.3d 189 (3d Cir. 2007)	7

Global Horizons, Inc. v. U.S. Dept. of Labor,
510 F.3d 1054 (9th Cir. 2007)	7

Krauth v. Executive Telecard, Ltd.,
890 F. Supp. 269 (S.D.N.Y. 1995)	8, 12

Marlyn Nutraceuticals, Inc. v. Mucos Pharma GmbH & Co.,
571 F.3d 873 (9th Cir. 2009)	6, 11

In re McKesson, HBOC Sec. Litig.,
126 F. Supp. 2d 1248 (N.D. Cal. 2000)	7

Mills v. Elec. Auto-Lit Co.,
396 U.S. 375 (1970)	13

Brownstein Hyatt Farber Schreck, LLP

100 North City parkway, Suite 1600
Las vegas, NV 89106

(702) 382-2101

Morris v. Bush,
1999 WL 58857 (N.D. Tex. Jan 28, 1999)	12

N.Y.C. Emps.’ Ret. Sys. v. Jobs,
593 F.3d 1018 (9th Cir. 2010)	7

Salamone v. Gorman,
C.A. No. 9870-VCN, 2014 WL 3905598 (Del. Ch. July 31, 2014)	11, 13

Topanga Press, Inc. v. City of L.A.,
989 F.2d 1524 (9th Cir. 1993)	12

Tracinda Corp. v. DaimlerChrysler AG,
502 F.3d 212 (3d Cir. 2007)	7

TSC Indus., Inc. v. Northway,
426 U.S. 438 (1976)	8

United Paperworkers Int’l Union v. Int’l Paper Co.,
985 F.2d 1190 (2d Cir. 1993)	8

Va. Bankshares, Inc. v. Sandberg,
501 U.S. 1083 (1991)	7

Winter v. Natural Res. Def. Council, Inc.,
129 S. Ct. 365 (2008)	11

Statutes

15 U.S.C. § 78m(d)	10

15 U.S.C. § 78n(a)	passim

8 Del. C. § 115	6

NRS 78.115	4

NRS 78.120	3

NRS 78.120(1)-(2)	6

NRS 78.138(3)	11

NRS 78.139(1)(b)	11

NRS 78.320	6

NRS 78.330(2)	4, 5, 10

NRS 78.335(4)	9

NRS 78.335(5)	5

NRS 78.390(1)(a)	10

Regulations and Rules

17 C.F.R. § 240.14a-9	passim

Fed. R. Civ. P. 65	11

Fed. R. Civ. P. 65(b)(1)	13

Local Rule 7-5	13

Brownstein Hyatt Farber Schreck, LLP

100 North City parkway, Suite 1600
Las vegas, NV 89106

(702) 382-2101

MEMORANDUM OF POINTS AND AUTHORITIES

This case involves a cut-and-dry violation of the securities laws that govern proxy solicitation statements. Section 14(a) of the Securities Exchange Act of 1934 (“Exchange Act”) and SEC Rule 14a-9, 17 C.F.R. § 240.14a-9, prohibit the filing of materially false and misleading proxy statements with the Securities and Exchange Commission (“SEC”) or the dissemination of other materially false and misleading statements relating to the solicitation of proxies. Defendants Laidlaw & Co. (UK) Ltd. (“Laidlaw”), Matthew D. Eitner, and James P. Ahern (collectively, “Defendants”) have issued false and misleading statements in connection with the annual meeting of stockholders of Relmada Therapeutics, Inc. (“Relmada” or the “Company”) that is scheduled to be held on December 30, 2015.

On December 4, 2015, Defendants issued a press release in which they announced the formation of a “Shareholder Value Creation Committee” that supposedly would “solicit proxies both to elect our [five] director nominees at Relmada’s 2015 annual meeting and also . . . to withhold your vote from counting towards a quorum at Relmada’s 2015 annual meeting.” Declaration of Sergio Traversa (“Traversa Decl.”) ¶ 4, Ex. 1 at 8. On December 7, 2015, Defendants filed their press release on a Schedule 14A. The press release and Schedule 14A (together, the “False Solicitation”) were materially false and misleading because Defendants concealed that they cannot nominate any directors for election at the 2015 annual meeting—much less five directors—because they failed to provide timely advance notice of these nominations, as the Company’s bylaws require. Id. ¶ 11. Thus, an ex parte temporary restraining order is appropriate because Relmada likely will succeed on the merits in this case.

Relmada requires this emergency relief because the Company and its stockholders likely have suffered and will continue to suffer irreparable harm without it. Courts have recognized that uncertainty and delay surrounding the composition and election of a company’s board of directors—which is precisely what Defendants’ present misleading proxy solicitation would achieve—constitutes irreparable harm. Accordingly, this Court should enjoin Defendants from continuing to disseminate false and misleading proxy materials and require them to retract or correct those materials.

Brownstein Hyatt Farber Schreck, LLP

100 North City parkway, Suite 1600
Las vegas, NV 89106

(702) 382-2101

STATEMENT OF RELEVANT FACTS

Plaintiff Relmada Therapeutics, Inc. is a clinical stage, publicly traded specialty pharmaceutical company focused on developing novel versions of proven drug products and new chemical entities that potentially address areas of high unmet medical need in the treatment of pain. Traversa Decl. ¶ 1; Complaint (“Compl.”) ¶ 9. Laidlaw and its two principals, Matthew D. Eitner and James P. Ahern, have a historical relationship with the Company that dates back to 2011 when Laidlaw began to serve as Relmada’s investment adviser. Traversa Decl. ¶ 2; Compl. ¶ 10. Laidlaw acted as the Company’s placement agent in its December 2011 and May 2014 offerings, and as its financial adviser in the merger through which Relmada became a public company. Traversa Decl. ¶ 2; Compl. ¶ 10. In connection with these representations, Relmada paid Defendants significant fees and issued them warrants to purchase stock. Traversa Decl. ¶ 3; Compl. ¶ 11. Laidlaw acquired the vast majority of the stock that it beneficially owns in Relmada in the form of warrants for investment banking services that it provided to the Company. Traversa Decl. ¶ 3; Compl. ¶ 11.

Relmada’s 2015 Annual Meeting of Stockholders is scheduled to be held on December 30, 2015. Traversa Decl. ¶ 9; Compl. ¶ 12. On December 4, 2015, Defendants issued a press release announcing the intention of the Shareholder Value Creation Committee1 to launch proxy and consent solicitations by nominating five directors for election or appointment to Relmada’s board of directors. Traversa Decl. ¶ 4; Compl. ¶ 13. The Press Release was filed with the SEC on Schedule 14A on December 7, 2015. Traversa Decl. ¶ 4; Compl. ¶ 14. The False Solicitation contains at least four categories of material misrepresentations and omissions.

First, the False Solicitation states Defendants’ purported intention “to nominate five highly qualified, independent directors for election or appointment to Relmada’s board of directors.” Traversa Decl. Ex. 1 at 5. It further states that Defendants “intend to file with the Securities and Exchange Commission a proxy statement to solicit proxies both to elect our director nominees at Relmada’s 2015 annual meeting and also seeking authority to withhold your vote from counting towards a quorum at Relmada’s 2015 annual meeting.” Id. at 8. The False Solicitation urges Relmada stockholders to “NOT return the proxy card sent to [them] by the current Relmada board of directors” and “NOT vote by responding to the email solicitations sent to [them] by the current Relmada board of directors.” Id. at 9 (emphases in original). Instead, the False Solicitation urges Relmada stockholders “to wait for the Shareholder Value Creation Committee’s consent solicitation and proxy materials” to be sent to them. Id. at 5.

1 The False Solicitation notes that the participants in the proxy solicitation and consent solicitation by the Shareholder Value Creation Committee will include the Defendants in this action—Laidlaw, Matthew D. Eitner, and James P. Ahern.

Brownstein Hyatt Farber Schreck, LLP

100 North City parkway, Suite 1600
Las vegas, NV 89106

(702) 382-2101

These statements are materially false in that it is an impossibility for Defendants to nominate candidates for election at the 2015 annual meeting, because Defendants unequivocally missed the advance notice deadline for such stockholder nominations. Under Section 2.1(b)(iv) of the bylaws, stockholders must provide notice of the proposed nomination no later than 120 days prior to the anniversary of the preceding year’s annual meeting:

To be timely, a stockholder’s notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the one hundred twentieth (120th) day and not earlier than the close of business on the one hundred fiftieth (150th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder, to be timely, must be so delivered not later than the later of the close of business on the one hundred twentieth (120th) day prior to such annual meeting and the tenth (10th) day following the day on which notice of the date of such meeting is first given to the stockholders, and not earlier than the close of business on the one hundred fiftieth (150th) day prior to such annual meeting.

Traversa Decl. ¶ 5, Ex. 2 § 2.1(b)(iv) (emphasis added). Because Relmada’s 2014 annual meeting was held on December 18, 2014, the deadline to submit nominations for the 2015 annual meeting was August 20, 2015. Traversa Decl. ¶ 8; Compl. ¶ 20. Relmada did not receive notice of any nominations from Defendants by August 20, 2015. Traversa Decl. ¶ 11; Compl. ¶ 20. Relmada’s Board of Directors provided for this deadline in accordance with Relmada’s articles of incorporation, which state that “[t]he board of directors is expressly granted the exclusive power to make, amend, alter, or repeal the bylaws of the corporation pursuant to NRS 78.120.”2 Traversa Decl. Ex. 3 at 8, Art. VI.

2 NRS 78.120 in turn provides that “the directors may make the bylaws of the corporation” and “[t]he articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors.”

Brownstein Hyatt Farber Schreck, LLP

100 North City parkway, Suite 1600
Las vegas, NV 89106

(702) 382-2101

Second, Defendants mislead Relmada’s stockholders because they purport to nominate “five, highly qualified, independent directors for election” at the 2015 meeting to Relmada’s board of directors. Traversa Decl. Ex. 1 at 5. Defendants do not disclose, however, that there are only two seats up for election on Relmada’s board at the 2015 annual meeting. Traversa Decl. ¶ 12. Relmada has a classified or “staggered” board of directors, meaning that only a certain number of director positions stand for election or re-election at each annual meeting of stockholders. Id. In February 2015, Relmada’s articles of incorporation were amended—pursuant to board approval and a vote of a majority of stockholders at the 2014 annual meeting—to provide for a staggered board of directors, in accordance with NRS 78.330(2).3 Id. Ex. 3 at 19-20. The amendment expressly provides for the terms of the incumbent directors and how and when subsequent director elections will be effected:

In order to implement a staggered board of directors, Class I shall serve a twelve (12) month term from the date of the 2014 annual shareholders meeting; Class II shall serve a twenty four (24) month term from the date of the 2014 annual shareholders meeting; and Class III shall serve a thirty-six (36) month term from the 2014 annual shareholders meeting. Directors elected at each annual meeting commencing in 2015 shall be elected for a 3 year term as specified above.

Id. at 19-20.

Third, the False Solicitation states Defendants’ intention “to file a consent solicitation seeking [stockholders’] consent [] to expand Relmada’s board of directors and appoint certain of our director nominees to fill the newly created seats.” Id. Ex. 1 at 8. But they cannot expand the board. Nevada law provides that “[a] corporation .. . . may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number of directors, and for the manner in which the number of directors may be increased or decreased.” NRS 78.115. Under the Company’s articles of incorporation, “[t]he number of directors may be changed from time to time in such manner as shall be provided in the bylaws of the Corporation.” Traversa Decl. Ex. 3 at 7, Art. IV § 1. Section 3.1 of the Company’s bylaws in turn states that the Board of Directors has the sole authority to set the size of the Board: “The number of directors who shall constitute the whole board shall be such number not less than one (1) and not more than nine (9) as the Board of Directors shall at the time have designated.” Id. Ex. 2, § 3.1 (emphasis added).

3 NRS 78.330(2) provides: “The articles of incorporation or the bylaws may provide for the classification of directors as to the duration of their respective terms of office or as to their election by one or more authorized classes or series of shares, but at least one-fourth in number of the directors of every corporation must be elected annually. If an amendment reclassifying the directors would otherwise increase the term of a director, unless the amendment is to the articles of incorporation and otherwise provides, the term of each incumbent director on the effective date of the amendment terminates on the date it would have terminated had there been no reclassification.”

Brownstein Hyatt Farber Schreck, LLP

100 North City parkway, Suite 1600
Las vegas, NV 89106

(702) 382-2101

Fourth, the False Solicitation cites a number of corporate actions taken by Relmada’s current Board and its stockholders and states that these actions are “intended to entrench” the Board:

●	staggering the board of directors into three classes;

●	appointing new directors to the board without shareholder approval and after the expiration of Relmada’s advance notice deadline . . . ;

●	revising Relmada’s bylaws to eliminate the shareholders’ right to amend the bylaws and to provide that the bylaws can be amended only by Relmada’s board of directors;

●	reducing the quorum required for the Relmada’s [sic] annual meeting from a majority to 34%; and

●	establishing Nevada as the exclusive forum for litigation involving Relmada, its directors, and shareholders.

Traversa Decl. Ex. 1 at 6. The Board and stockholders took all these actions under the Company’s articles of incorporation, bylaws, and Nevada law:

●	Staggered board. As described above, staggering the board of directors into three classes is expressly permitted by NRS 78.330(2) and the Company’s articles of incorporation were properly amended—with stockholder approval—to implement a staggered board.

●	Appointment of new directors. Relmada’s Board appointed new directors to the Board pursuant to applicable Nevada law and its bylaws. See NRS 78.335(5).[4] In addition, the advance notice deadline is applicable only to stockholder nominations for the election of directors. See Traversa Decl. Ex. 2, § 2.1(b)(iv).

●	Revision of bylaws. The Company revised the bylaws to correct a clerical error and confirm an existing (and superseding) provision in the Company’s charter. NRS 78.120(1)-(2) state that a board of directors has “full control over the affairs of the corporation” and “may make the bylaws of the corporation.” Under this statute, “the directors may adopt, amend or repeal any bylaw” and the articles of incorporation may grant the directors exclusive authority to adopt, amend, or repeal bylaws, as Relmada’s articles of incorporation do (and did prior to the correction in the bylaws amendment).

4 “All vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation.”

Brownstein Hyatt Farber Schreck, LLP

100 North City parkway, Suite 1600
Las vegas, NV 89106

(702) 382-2101

●	Reducing the quorum. Under Nevada law, the articles of incorporation or bylaws of a corporation may “provide for different proportions” with respect to what constitutes a quorum, including a standard for quorum that is less than a majority of the outstanding voting power. See NRS 78.320. As described above, it is within the Board’s power to make the bylaws of the corporation.

●	Nevada as exclusive forum. As described above, it is within the Board’s power to adopt, amend, or repeal the bylaws of the corporation. Moreover, forum selection bylaws requiring exclusive jurisdiction have been upheld by Delaware courts and subsequently codified in the Delaware General Corporation Law. 8 Del. C. § 115.

ARGUMENT

The Court should enter a temporary restraining order maintaining the status quo of lawful actions by enjoining Defendants from continuing to disseminate false and misleading proxy materials and to correct the ongoing harm by requiring Defendants to retract or correct the False Solicitation. Such a restraining order will prevent the irreparable harm that will continue to result if the False Solicitation is not corrected and the confusion that would result if Relmada’s stockholders proceed either to cast their votes for the Defendants’ purported “nominees” for election to the Board or withhold their vote from counting towards a quorum at the annual meeting, as Defendants urge. The Company will suffer irreparable harm in the form of uncertainty over its Board composition and delay in the appointment of qualified directors.

A.	Relmada Is Entitled To A Temporary Restraining Order And Preliminary Injunction.

A temporary restraining order and preliminary injunction are warranted where the moving party demonstrates that (1) it is likely to succeed on the merits; (2) it will suffer irreparable harm if injunctive relief is not granted; (3) the balance of equities tips in its favor; and (4) granting the injunction is in the public interest. Marlyn Nutraceuticals, Inc. v. Mucos Pharma GmbH & Co., 571 F.3d 873, 877 (9th Cir. 2009) (quoting Winter v. Natural Res. Def. Council, Inc., 129 S. Ct. 365, 374 (2008)); see also Global Horizons, Inc. v. U.S. Dept. of Labor, 510 F.3d 1054, 1057 (9th Cir. 2007). Here, Relmada is entitled to a temporary restraining order and preliminary injunction under the four-factor test.

Brownstein Hyatt Farber Schreck, LLP

100 North City parkway, Suite 1600
Las vegas, NV 89106

(702) 382-2101

1.	Relmada is Likely to Succeed on the Merits of Its Exchange Act Claim.

Section 14(a) of the Exchange Act applies to any person who “solicit[s] or permit[s] the use of his name to solicit any proxy or consent or authorization in respect of any security,” 15 U.S.C. § 78n(a)(1), just as Defendants did here in connection with the False Solicitation.5 SEC Rule 14a-9 provides that “[n]o solicitation subject to this regulation shall be made by means of any proxy statement, form of proxy, notice of meeting or other communication, written or oral, containing any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading . . . .”  17 C.F.R. § 240.14a-9(a). A claim under Section 14(a) and SEC Rule 14a-9 requires “(1) a proxy statement [that] contained a material misrepresentation or omission which (2) caused the plaintiff injury and (3) that the proxy solicitation itself, rather than the particular defect in the solicitation materials, was an essential link in the accomplishment of the transaction.” Tracinda Corp. v. DaimlerChrysler AG, 502 F.3d 212, 228 (3d Cir. 2007) (citation omitted); see also N.Y.C. Emps.' Ret. Sys. v. Jobs, 593 F.3d 1018, 1022 (9th Cir. 2010) (same) (overruled on other grounds by Lacey v. Maricopa Cnty., 693 F.3d 896 (9th Cir. 2012)). Here, Relmada is likely to succeed on the merits because the False Solicitation contains four sets of material misstatements and omissions that caused and, if not enjoined, will continue to cause irreparable injury to Relmada and its stockholders.6

For purposes of false and misleading statements in proxy solicitations, “[a]n omitted fact is material if there is a substantial likelihood that a reasonable shareholder would consider it important in deciding how to vote.” TSC Indus., Inc. v. Northway, 426 U.S. 438, 449 (1976). Board election procedures must be followed and the failure to do so—and the failure to disclose that to stockholders—is material and likely to confuse stockholders about voting rights. See Calumet Indus., Inc. v. MacClure, 464 F. Supp. 19, 27 (N.D. Ill. 1978) (finding a misstatement material where it “concerned the very nature of the consent procedure itself” and “might have confused shareholders as to their voting rights”). Where proxy statements contained materially misleading representations and omissions, courts have not hesitated to enjoin the solicitation and order that the proxy be resubmitted and the omitted information fully disclosed. See, e.g., United Paperworkers Int’l Union v. Int’l Paper Co., 985 F.2d 1190, 1202 (2d Cir. 1993) (affirming order enjoining company to resubmit stockholder proposal at next year’s annual meeting); Krauth v. Executive Telecard, Ltd., 890 F. Supp. 269, 292 (S.D.N.Y. 1995) (enjoining the solicitation of proxies until the required omitted material information was fully disclosed).

5 Section 14(a) does not require a showing of scienter or other “culpable intent.”  In re Exxon Mobil Corp. Sec. Litig., 500 F.3d 189, 196 (3d Cir. 2007); see also In re McKesson, HBOC Sec. Litig., 126 F. Supp. 2d 1248, 1263 (N.D. Cal. 2000) (“[T]he weight of authority rejects a scienter standard for claims under Section 14.”).

6 The injury is described in Section 2 below. Furthermore, the False Solicitation is an “essential link” in the transaction at issue—i.e., the election of directors—because these solicitations link the defendants’ proposed election of directors “with the votes legally required to authorize the action proposed.” Va. Bankshares, Inc. v. Sandberg, 501 U.S. 1083, 1102 (1991).  In other words, Defendants’ solicitations would be a direct cause of the election proposed therein.

Brownstein Hyatt Farber Schreck, LLP

100 North City parkway, Suite 1600
Las vegas, NV 89106

(702) 382-2101

Here, the False Solicitation requested that Relmada stockholders refrain from submitting their proxy in anticipation of a proxy filing by the Shareholder Value Creation Committee: “[W]e intend to file with the Securities and Exchange Commission a proxy statement to solicit proxies both to elect our director nominees at Relmada’s 2015 annual meeting and also seeking authority to withhold your vote from counting towards a quorum at Relmada’s 2015 annual meeting.” Traversa Decl. Ex. 1 at 8 (emphasis added). In the False Solicitation, the Defendants falsely state that they have nominated directors for election at the 2015 annual meeting—which they have not done and cannot do at this time—and omits to inform stockholders that the Defendants failed to comply with the advance notice provisions in the Company’s bylaws.

As described above, Relmada’s bylaws set forth the procedures to be followed if a stockholder intends to bring business before an annual meeting of stockholders, including a stockholder nomination of any individuals for election as a director. See supra at 3-4. Because Relmada’s 2014 annual meeting was held on December 18, 2014, the deadline to submit nominations for the 2015 annual meeting was August 20, 2015. Traversa Decl. ¶ 7-8; Compl. ¶ 20. The Defendants did not provide notice of their intention to submit nominees for election to the Board of Directors at the 2015 annual meeting until December 4, 2015, less than 30 days before the meeting was scheduled to take place. Traversa Decl. ¶ 10, Ex. 1 at 5. Defendants have not complied with the timing and other requirements of the advance notice provisions—which apply to director nominations by all stockholders—and thus, the purported “nominees” for which they encourage Relmada’s stockholders to vote are, in fact, ineligible to serve as directors and cannot stand for election at the 2015 annual meeting.7 The False Solicitation falsely suggests that its purported “nominees” will be eligible for election at the 2015 annual meeting and omits the material fact that the nominations are fatally defective under Relmada’s validly adopted and effective bylaws requirements.

7 See Traversa Decl. Ex. 2 § 2.1(b)(iv).

Brownstein Hyatt Farber Schreck, LLP

100 North City parkway, Suite 1600
Las vegas, NV 89106

(702) 382-2101

The Defendants likewise mislead stockholders into believing that more than two directors, namely their five purported nominees, could be elected at the 2015 annual meeting, even though the company’s articles of incorporation (approved by stockholders) stagger the board of directors such that only two directors are up for election at the 2015 annual meeting.8 The False Solicitation indicates that Defendants will be soliciting proxies to “to elect our director nominees at Relmada’s 2015 annual meeting” and purports to set forth five nominees for election, all while omitting the material fact that only two board seats are open for election at the 2015 Annual Meeting. Traversa Decl. Ex. 1 at 8. In accordance with the amendment approved by the Company’s stockholders, only two directors can stand for election at the 2015 Annual Meeting—another material fact that Defendants omit in the False Solicitation when they falsely seek support for the election of five purported “nominees.” See Traversa Decl. Ex. 3 at 19-20. And Defendants cannot, contrary to their assertion in the False Solicitation, “expand Relmada’s board of directors.” Traversa Decl. Ex. 1 at 8. As the Company’s articles of incorporation provide, “[t]he number of directors may be changed from time to time in such manner as shall be provided in the bylaws of the Corporation.” Traversa Decl. Ex. 3 at 8, Art. VI. The bylaws give the Relmada directors sole authority to set the Board’s size.9 Id. Ex. 2, § 3.1.

8 Maged Shenouda and Paul Kelly were appointed by the board on November 12, 2015 to fill the two vacancies left by the board’s expansion to six members and the resignation of Dr. Nabil Yazgi, who was Laidlaw’s prior board nominee and resigned due to his failure to disclose litigation against him. Traversa Decl. ¶ 13. Pursuant to NRS 78.335(5), the board has the authority to fill vacancies: “All vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation.” Relmada’s articles of incorporation do not otherwise provide. Maged Shenouda, as a Class I director, is standing for election at the 2015 Annual Meeting. Id. ¶ 14.

9 Under Nevada law, stockholders cannot unilaterally amend a corporation’s articles of incorporation. See NRS 78.390(1)(a).

Brownstein Hyatt Farber Schreck, LLP

100 North City parkway, Suite 1600
Las vegas, NV 89106

(702) 382-2101

Furthermore, the False Solicitation contains a laundry list of valid actions taken by the Board and the stockholders and inaccurately labels them as attempts at “entrenchment.” The actions listed in the False Solicitation, however, all were appropriate for the Board to take under the Company’s articles of incorporation, bylaws, and Nevada law. See supra at 5-6. Defendants’ attempts to paint these legitimate corporate actions as “entrenchment” are a further instance of Defendants making misleading statements to stockholders in an attempt to improperly solicit proxies and consents.10 For example, the False Solicitation refers to the amendment to the articles of incorporation to create a staggered board as an example of the current Board and management’s attempt to “entrench themselves.” Traversa Decl. Ex. 1 at 6. Defendants ignore the fact that this amendment was enacted in February 2015 pursuant to Board approval and a vote of the majority of all outstanding shares. Compl. ¶ 31. This action and the amendment were in accordance with NRS 78.330(2), which provides that a Company’s articles of incorporation “may provide for the classification of directors as to the duration of their respective terms of office or as to their election by one or more authorized classes or series of shares,” provided that at least one-fourth are elected annually.

For Defendants to claim the Board’s legitimate actions constitute “entrenchment” also ignores established Nevada law, which defers to the business judgment of the board of directors. Nevada law has codified the “business judgment rule,” even in the context of a proposed or potential change of control, as long as the Board’s actions do not impede the exercise of the stockholders’ franchise. See NRS 78.139(1)(b).11 Here, it is Defendants that are attempting to impede the stockholders’ right to elect directors by seeking to thwart or otherwise materially delay the election of qualified directors under the Company’s governing documents and applicable law. See Traversa Decl. Ex. 1 (seeking stockholders’ authority to withhold their votes from counting towards a quorum at the 2015 annual meeting and purporting to nominate directors for election without complying with the advance notice requirement of the Company’s bylaws).

10 In addition to section 14(a), Defendants have violated Section 13(d) of the Exchange Act, 15 U.S.C. § 78m(d).  As Relmada has notified the SEC, Laidlaw’s Schedule 13D was filed excessively late—a full 100 days after Laidlaw acquired beneficial ownership of more than five percent of Relmada’s stock, where Section 13(d) requires a Schedule 13D to be filed within ten days of that event—and Laidlaw’s disclosure of the number of shares of the Company’s common stock beneficially owned is “materially misleading,” because Laidlaw did not disclose if or when it could or did exercise certain warrants in advance of filing its Schedule 13D. Chevron Corp. v. Pennzoil Co., 974 F.2d 1156, 1161 (9th Cir. 1992).

11 NRS 78.139(1)(b) provides that “directors and officers, in connection with a change or potential change in control of the corporation, have . . . [t]he benefit of the presumptions established by subsection 3 of NRS 78.138,” which in turn provides that “[d]irectors and officers, in deciding upon matters of business, are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation.

”

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100 North City parkway, Suite 1600
Las vegas, NV 89106

(702) 382-2101

2.	Relmada Has Suffered And Is Likely To Continue To Suffer Irreparable Harm Absent Preliminary Relief.

Under Federal Rule of Civil Procedure 65, irreparable harm occurs when “money damages alone will not suffice to restore the moving party to its rightful position.” Clark Pac. v. Krump Constr., Inc., 942 F. Supp. 1324, 1346 (D. Nev. 1996). Following the United States Supreme Court’s decision in Winter, 555 U.S. at 22, the Ninth Circuit requires a plaintiff seeking a preliminary injunction to establish that it is “likely” to suffer irreparable harm. See, e.g., Marlyn Neutraceuticals, 571 F.3d at 877.

“Section 14(a) and Rule 14a-9 . . . require that officials divulge all known material facts so that shareholders can make informed choices.” Desaigoudar v. Meyercord, 223 F.3d 1020, 1024 (9th Cir. 2000). This is because, as Delaware’s Supreme Court has held, shareholder voting rights are “sacrosanct.” EMAK Worldwide, Inc. v. Kurz, 50 A.3d 429, 433 (Del. 2012). Those sacrosanct rights would be imperiled by Defendants’ False Solicitation, under which Relmada’s stockholders either may refrain from voting (preventing the Company from reaching a quorum for its annual meeting) or cast their votes for Defendants’ nominees (who are ineligible for election). Thus, the Company will suffer irreparable harm in the form of uncertainty over its Board composition and delay in the appointment of qualified directors. See Salamone v. Gorman, C.A. No. 9870-VCN, 2014 WL 3905598, at *2 (Del. Ch. July 31, 2014) (granting a status quo order in part because the company and its shareholders “would be irreparably harmed by the uncertainty concerning the composition of its legitimate board of directors”); Krauth, 890 F. Supp. at 287 (“Irreparable injury results from the use of false and misleading proxies when the free exercise of the shareholders’ voting rights will be frustrated.”).

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100 North City parkway, Suite 1600
Las vegas, NV 89106

(702) 382-2101

Such a result likely would impair the daily function of Relmada’s business and its business relationships, which are injuries that are not susceptible to monetary calculation. See, e.g., Morris v. Bush, 1999 WL 58857, at *3 (N.D. Tex. Jan 28, 1999) (noting that absent injunctive relief plaintiffs would suffer “irreparable injury includ[ing] substantial and irreparable changes in [the company’s] business relationships” and granting preliminary injunction restraining defendants from holding a stockholder meeting without proper filing of a proxy statement); Edelman v. Salomon, 559 F. Supp. 1178, 1189 (D. Del. 1983) (“U]se of a [proxy] solicitation which is materially misleading poses the kind of irreparable injury to stockholders which can justify injunctive relief prior to a shareholders’ meeting.”). Monetary damages would not remedy the harm to the Company by the obstacle the misleading proxy statement will create with respect to stockholders’ right to vote and the subsequent effect on the functioning of the Company if ineligible directors are improperly elected.

3.	The Balance of Hardships Tips in Favor of Relmada.

The balance of hardships favors the issuance of a temporary restraining order here. If no restraining order or injunction is imposed to require Defendants to withdraw and resubmit their False Solicitation, Relmada will suffer a degree of hardship that outweighs the hardship facing the opposing parties. See Topanga Press, Inc. v. City of L.A., 989 F.2d 1524, 1528 (9th Cir. 1993) (requiring a party seeking an injunction to “show that he will suffer a degree of hardship that outweighs the hardship facing the opposing party if the injunction is not issued”), cert. denied, 511 U.S. 1030 (1994). The right of Relmada’s stockholders to vote for qualified directors will be directly impacted, and an improper vote will hold up the election of qualified directors resulting in uncertainty over the corporate governance of the Company. Cf. Dillon v. Scotten, Dillon Co., 335 F. Supp. 566, 571 (D. Del. 1971) (statements made by defendants in proxy materials regarding directors who were illegally elected to office were materially misleading). Uncertainty over the composition of the Board of Directors could have dire consequences for the ability of the Company to carry out its business. See Salamone, 2014 WL 3905598, at *2.

Brownstein Hyatt Farber Schreck, LLP

100 North City parkway, Suite 1600
Las vegas, NV 89106

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In contrast, Defendants suffer little or no harm should Relmada be granted the relief requested. Indeed, the requested relief will simply require Defendants to comply with their obligations under Section 14(a) and Rule 14a-9, in addition to the Company’s governance documents and Nevada law. See, e.g., Mills v. Elec. Auto-Lit Co., 396 U.S. 375, 383 (1970) (“Use of a solicitation that is materially misleading is itself a violation of law, as the Court of Appeals recognized in stating that injunctive relief would be available to remedy such a defect if sought prior to the stockholders’ meeting.”); see also Allergan, Inc. v. Valeant Pharms. Int’l, Inc., 2014 WL 5604539, at *16 (C.D. Cal. Nov. 4, 2014) (requiring defendants to make corrective disclosure to proxy solicitation: “If the Court orders corrective disclosures, Defendants would only incur the expense of making those disclosures.”). To that end, the temporary restraining order that Plaintiff seeks would simply preserve the status quo pending a determination on whether Defendants’ proxy materials contain material misrepresentations and omissions in violation of Section 14(a) of the Exchange Act and Rule 14a-9.

4.	Granting a Temporary Restraining Order and Preliminary Injunction Will Serve the Public Interest.

The relief Relmada seeks here is narrowly tailored to prevent a misinformed stockholder vote on the basis of misleading proxy solicitation and to restore the voting rights guaranteed to Relmada’s stockholders by the Exchange Act and Nevada law. As other courts have determined in the context of a misleading proxy solicitation, “[a]n injunction ordering corrective disclosures is also in the public interest, as it prevents an uninformed shareholder vote.” Allergan, 2014 WL 5604539, at *16. The same is true here.

B.	The Restraining Order Should Issue Without Notice.

Pursuant to Fed. R. Civ. P. 65(b)(1) and Local Rule 7-5, this Court may issue a restraining order without notice to the adverse party under certain circumstances. Those circumstances are present in this case. First, Relmada’s 2015 annual meeting is scheduled to take place on December 30, 2015, which means there is limited time for notice. Second, the irreparable harm that is currently occurring and will continue to occur is evident. Defendants are currently disseminating false and misleading information to stockholders. Through their actions, Defendants are directly affecting the right of Relmada’s stockholders to vote for legitimate director nominees in advance of the 2015 annual meeting and threatening Relmada with imminent irreparable harm in the form of uncertainty over its Board composition through delay in the election of properly nominated and qualified directors. In these circumstances, issuing a temporary restraining order without notice is warranted. Although such circumstances are present in this case, Relmada is sending a copy of these papers to counsel for Defendants via email today.

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C.	The Court Should Require Only Nominal Security.

In the event that the Court requires Relmada to post a bond or other security, Relmada requests that the Court set an amount that is no greater than $500. Plaintiff is a well-established Nevada corporation. During the pendency of this litigation, an order maintaining the status quo by enjoining Defendants from continuing to disseminate false and misleading proxy materials will not be harmful to Defendants or the public. A nominal sum therefore will serve as more than adequate security for the issuance of the requested temporary restraining order in this case.

CONCLUSION

Based on the foregoing points and authorities, the declaration of Sergio Traversa, and the exhibits attached to that declaration, Relmada requests that the Court grant its application for a temporary restraining order on the terms set forth in the proposed order and grant a preliminary injunction pending adjudication on the merits.

DATED this 9th day of December, 2015	Respectfully submitted,

BROWNSTEIN HYATT FARBER SCHRECK, LLP

	By:	/s/ Jeffrey S. Rugg
JEFFREY S. RUGG, ESQ., Bar # 10978 MAXIMILIEN D. FETAZ, ESQ., Bar # 12737 100 North City Parkway, Suite 1600 Las Vegas, Nevada 89106-4614

DEBORAH S. BIRNBACH, ESQ. (pro hac forthcoming ADAM SLUTSKY, ESQ. (pro hac forthcoming) GOODWIN PROCTER LLP Exchange Place Boston, MA 02109

Attorneys for Plaintiff RELMADA THERAPEUTICS, INC.